Bonanza Creek Energy, Inc. Comments on Recent Market Conditions & Provides Update on Participation in Upcoming Investor Conferences

Denver, July 22, 2015 - Aside from general weakness in oil and gas commodity markets, Bonanza Creek Energy, Inc. (NYSE: BCEI) (the “Company”) is unaware of any fundamental reason, catalyst or material adverse event that would account for its significant relative stock price underperformance in recent weeks. We are looking forward to sharing developments about our business pertaining to cost efficiencies,  buildout of our midstream infrastructure, encouraging recent extended reach drilling results in our Northern Wattenberg Field acreage and overall business updates in our upcoming quarterly earnings conference call.  The Company is concerned about speculative misinformation having led to a significant increase in the Company’s short interest despite its record high current production rate, ample liquidity including substantial availability under the Company’s revolving credit facility, strong balance sheet with a lack of term debt maturities until 2021, and recurring evidence of sustainable capital cost reductions and field development efficiencies.

The Company is pleased to be presenting at the following investor conferences:

August 17-20:  EnerCom’s The Oil & Gas Conference in Denver, CO

August 26:  Heikkinen Energy Advisors Energy Conference in Houston, TX

September 8-10:  Barclays Energy CEO Conference in New York, NY

September 16-17:  Credit Suisse SMID-Cap Conference in New York, NY

September 28-30:  Deutsche Bank Leveraged Finance Conference in Scottsdale, AZ

September 28-30: Johnson Rice & Co. Energy Conference in New Orleans, LA

About Bonanza Creek Energy, Inc.

Bonanza Creek Energy, Inc. is an independent oil and natural gas company engaged in the acquisition, exploration, development and production of onshore oil and associated liquids-rich natural gas in the United States. The Company’s assets and operations are concentrated primarily in the Rocky Mountains in the Wattenberg Field, focused on the Niobrara and Codell formations, and in southern Arkansas, focused on the oily Cotton Valley sands. The Company’s common shares are listed for trading on the NYSE under the symbol: “BCEI.” For more information about the Company, please visit www.bonanzacrk.com. Please note that the Company routinely posts important information about the Company under the Investor Relations section of its website.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management and include statements regarding cost efficiencies; midstream infrastructure buildout; drilling results; production rates; liquidity; debt maturities; capital cost reductions and field development efficiencies. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in the Company’s SEC filings. We refer you to the discussion of risk factors in our Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 27, 2015, and other filings submitted by us to the Securities Exchange Commission. The Company’s SEC filings are available on the Company’s website at www.bonanzacrk.com and on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

For further information, please contact:

Mr. Ryan Zorn

Senior Vice President, Finance and Treasurer

(720) 440-6172